SUPPLEMENT TO FIDELITY BLUE CHIP GROWTH FUND'S SEPTEMBER 29, 1998
PROSPECTUS
The following information found in the "How to Buy Shares" section beginning on page 18 is no longer applicable.
These minimums may be lower for investments through an UGMA/UTMA account in the Fund.